UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023 (June 28, 2023)

Life360, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56424	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 South Norfolk Street, Suite 310
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(415) 484-5244

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Life360, Inc. (the “Company”) is furnishing this Item 7.01 of this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a disclosure with the Australian Securities Exchange (“ASX”) and the textual information from the Appendix 3Ys issued in connection with ASX regulations. Both the ASX Disclosure and Appendix 3Ys were issued on June 28, 2023. A copy of the ASX Disclosure is furnished as Exhibit 99.1 and a copy of each Appendix 3Y is furnished as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K.

Christopher Hulls, the Chief Executive Officer and a Director of the Company and Alex Haro, a Director of the Company, previously established personal loan facilities of AU$10.5 million and AU$5.5 million, respectively, with a third-party lender. On June 28, 2023, Mr. Hulls repaid his loan in full by relinquishing to the third-party lender 570,554 shares (equivalent to 1,711,661 CDIs) held as security by the third-party lender. On the same date, Mr. Haro repaid his loan in full in cash using proceeds obtained from a new limited recourse loan facility for US$12 million with another third-party lender (the “New Facility”), which was reviewed and approved by the Company’s Board of Directors. The New Facility is guaranteed by Mr. Haro and secured by 2,126,236 shares (equivalent to 6,378,708 CDIs) of the Company’s common stock. The New Facility has a maturity date of late June 2024 unless repaid earlier. The loan is limited recourse and the lender has no rights to force a sale of the pledged shares in the absence of an event of default, the terms of which are customary for a facility of this nature.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely be Regulation FD.

The text included with this Item 7.01 of this Current Report on Form 8-K will be available on our website located at www.life360.com, although we reserve the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ASX Disclosure of the Registrant, dated June 28, 2023

99.2	Appendix 3Y of the Registrant for Mr. Hulls, dated June 28, 2023

99.3	Appendix 3Y of the Registrant for Mr. Haro, dated June 28, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated: June 30, 2023	By:	/s/ Russell Burke
Russell Burke
Chief Financial Officer